UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

GenVec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24469	23-2705690
(state or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

910 Clopper Road Suite 220N Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (240) 632-0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 1, 2016, Stegman & Company (“Stegman”), GenVec, Inc.’s (the “Company”) independent registered public accounting firm, announced that substantially all of the directors and employees of Stegman have joined Dixon Hughes Goodman LLP (“DHG”). As a result, effective June 1, 2016, Stegman has resigned as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors has engaged DHG to serve as the Company’s independent registered public accounting firm effective June 1, 2016.

The reports of Stegman on the audits of the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no “disagreements” (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Stegman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with DHG with respect to (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered by DHG on the Company’s financial statements, and DHG did not provide any written report or oral advice that DHG concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, and (ii) any matter that was either the subject of a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stegman a copy of the disclosures in this Current Report on Form 8-K and requested that Stegman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Stegman agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 1, 2016 furnished by Stegman in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Stegman & Company dated June 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENVEC, INC.

Dated: June 2, 2016

/s/ Douglas J. Swirsky
Douglas J. Swirsky
President, Chief Executive Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Stegman & Company dated June 1, 2016.